THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account C
Multi-Fund® 5 Retirement Annuity

Lincoln Life Variable Annuity Account N
ChoicePlusSM Product Suite, ChoicePlusSM II Product Suite
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM B Share
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlusSM Design, ChoicePlusSM Rollover
ChoicePlus AssuranceSM Series, ChoicePlusSM Signature
ChoicePlus AssuranceSM (Prime), ChoicePlusSM Advisory
InvestmentSolutionsSM

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Product Suite, ChoicePlusSM II Product Suite
ChoicePlus AssuranceSM A Share, ChoicePlus AssuranceSM B Share
ChoicePlus AssuranceSM C Share, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM Bonus, ChoicePlus AssuranceSM Series
ChoicePlusSM Design, ChoicePlusSM Signature, ChoicePlus AssuranceSM (Prime)
 ChoicePlusSM Advisory, InvestmentSolutionsSM

Supplement dated January 17, 2019 to the Prospectus dated May 1, 2018

This supplement outlines changes to certain investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This supplement is for informational purposes and requires no action on your part.

The name of the following funds will be changed effective February 11, 2019. There are no changes to the fees or investment objectives. All other information about the fund can be found in the funds' prospectus.
CURRENT FUND NAME	NEW FUND NAME

LVIP Blended Core Equity Managed Volatility Fund	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund	LVIP Invesco Select Equity Income Managed Volatility Fund

Please retain this supplement for future reference.